UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2020

GLOBAL MACRO TRUST

(Exact name of registrant as specified in its charter)

Delaware	000-50102	36-7362830
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o Millburn Ridgefield Corporation

55 West 46th Street, 31st Floor

New York, New York 10036

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 332-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a statutory trust, Global Macro Trust (the “Trust”) has no officers or directors. Rather, the Trust’s affairs are managed by Millburn Ridgefield Corporation, the managing owner of the Trust (“Managing Owner”).

(b)        As of March 17, 2020, Mr. George Crapple, acting as a Principal and Co-Chairman of the Managing Owner for purposes of the management of the Trust, stepped down from those positions.

As of February 1, 2020, Mr. Gregg Buckbinder, acting as Chief Financial Officer of the Managing Owner for purposes of management of the Trust, stepped down from that position. Mr. Buckbinder remains President and Chief Operating Officer of the Managing Owner.

(c)        As of February 1, 2020, Ms. Ilon Wu was appointed as Chief Financial Officer and, as of March 9, 2020, a Principal of the Managing Owner for purposes of the management of the Trust.

Ilon Wu, born in 1976, is a Vice President and Chief Financial Officer of Millburn.  Her areas of responsibility include overseeing the accounting and finance for Millburn Ridgefield Corporation and accounting and administration of many of the investment vehicles managed by Millburn.  Ms. Wu has served as Chief Financial Officer of Millburn since January 2020, before which she served as Controller of The Millburn Corporation (since January 2011), a position she held prior to the merger of The Millburn Corporation into Millburn on December 31, 2018, and then in the same capacity at Millburn. Ms. Wu previously held the positions of Assistant Controller (August 2005 until December 2010) and Senior Financial Accountant (June 2000 until August 2006) with The Millburn Corporation.  She graduated from Baruch College, The City University of New York in May 1998 with a B.B.A. in Accounting. Prior to joining Millburn and its affiliates in June 2000, she was employed with the accounting firm Grant Thornton LLP, as a staff accountant from October 1998 to June 2000. She is currently awaiting the approval of her Certified Public Accountant license application from the State of New York. Ms. Wu became listed as principal of Millburn effective March 2020. Ms. Wu’s affiliation with The Millburn Corporation ceased on December 31, 2018 upon its merger into Millburn.

(d)       As of March 20, 2020, Mr. Harvey Beker is the sole Chairman of the Managing Owner for purposes of management of the Trust.

As of March 20, 2020, Mr. Barry Goodman was appointed as a Director of the Managing Owner for purposes of management of the Trust.

Barry Goodman, age 62. Mr. Goodman is a Director, Co-Chief Executive Officer and Executive Director of Trading of the Managing Owner, and serves as a member of the Managing Owner’s Investment Committee. Mr. Goodman plays an integral role in business and product development, and in the strategic direction of the firm as a whole. Mr. Goodman joined the Managing Owner (including its former affiliate The Millburn Corporation) and Millburn Partners in November 1982 as Assistant Director of Trading and most recently thereafter served as Executive Vice President of the Managing Owner and The Millburn Corporation until November 1, 2015. Mr. Goodman has since served as Co-Chief Executive Officer and Executive Director of Trading of both entities with his affiliation with The Millburn Corporation ceasing on December 31, 2018 upon the merger of The Millburn Corporation into the Managing Owner. His responsibilities include overseeing the firm’s trading operations and managing its trading relationships, as well as the design and implementation of trading systems. From September 1980 through October 1982, he was a commodity trader at the brokerage firm of E.F. Hutton & Co., Inc. (“E.F. Hutton”). At E.F. Hutton, he also designed and maintained various technical indicators and coordinated research projects pertaining to the futures markets. Mr. Goodman graduated magna cum laude from Harpur College of the State University of New York in 1979 with a B.A. in economics. Mr. Goodman has also served as President and a Director of each entity in Millburn International Group since inception. Mr. Goodman became listed as a Principal and registered as an Associated Person and a Swap Associated Person of the Managing Owner effective December 19, 1991, May 23, 1989 and January 14, 2013, respectively. He became a partner in ShareInVest in January 1994. Mr. Goodman was a listed Principal of ShareInVest, effective May 19, 1999 until February 25, 2007.

Item 8.01	Other Events

In reliance on the March 4, 2020 Securities and Exchange Commission Order Under Section 36 Of The Securities Exchange Act Of 1934 Granting Exemptions From Specified Provisions Of The Exchange Act And Certain Rules Thereunder, the registrant will delay the filing of the Trust’s Annual Report on Form 10-K, originally due Monday, March 30, 2020.

The primary reasons the Trust will not be able to file its Annual Report on Form 10-K by March 30, 2020 are the combination of extreme market volatility, necessitating an unprecedented amount of attention of the Managing Owner’s accounting staff to trade reconciliation and settlement related matters, and the simultaneous strain on the rest of the Managing Owner’s personnel as a result of government agency-suggested/mandated isolations and a resulting remote/work-from-home environment, the combination of which has reduced the efficiency of the Managing Owner as well as of third party service providers and the accessibility of  timely information for the Trust.

The Trust anticipates filing its Annual Report on Form 10-K by no later than April 25, 2020.

The spread of Coronavirus related illness, such as COVID-19, within the offices of the Managing Owner or among its key employees, notwithstanding work-from-home arrangements, could severely impair the operational capabilities of the Managing Owner resulting in harm to the Trust’s business and its operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 23, 2020

GLOBAL MACRO TRUST

By: Millburn Ridgefield Corporation, Managing Owner

By:	/s/ Gregg Buckbinder
Name: Gregg Buckbinder Title: President and Chief Operating Officer